SHORT-TERM DEBTS (Tables)	6 Months Ended
Jun. 30, 2021
SHORT-TERM DEBTS
Schedule of components of short-term debt

	December 31,	June 30,
	2020	2021
	RMB	RMB	US$
		(Unaudited)	(Unaudited)
Short-term bank and other borrowings (i)	6,000	6,000	929
Convertible loan (“CL”) (ii)	2,232	5,674	879
Total	8,232	11,674	1,808

(i)   The short-term borrowings as of December 31, 2020 and June 30, 2021 were consisted of RMB 6,000 borrowings that had a fixed annual interest rate of 4.15% and are due on September 30, 2021. These borrowings are pledged by certain properties of the Group and the Founder, and guaranteed by the Founder. Interest expense recognized for short-term borrowings for the six months ended June 30, 2020 and 2021 were RMB371 and RMB118(US$18), respectively. Subsequently, the loan was renewed in September 2021 for additional one year with the same term.

(ii)  On July 30, 2020, the Group issued convertible loans with an aggregate principal amount of US$265 to EMA Financial, LLC. (“EMC”). The CL is originally due in nine months and bears interest of 10% per annum if the conversion feature is not triggered. The CL is ultimately guaranteed by the Founder’s personal assets. The Group has elected to recognize the CL at fair value and therefore there was no further evaluation of embedded features for bifurcation. The loan was converted into 54,642 shares on February 17, 2021. The fair value of convertible loan immediately prior to conversion was assessed at RMB 2,283.